UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

Ramaco Resources, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 244-7455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B common stock, $0.01 par value	METCB	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market
8.250% Senior Notes due 2030	METCI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 20, 2026, Ramaco Resources, Inc. (“Ramaco” or the “Company”) announced the following personnel appointments:

The Company promoted its Vice Chair and Secretary, Evan H. Jenkins, to the position of Chief Administrative Officer effective August 20, 2026. Mr. Jenkins will retain his positions as Vice Chair and Secretary.

The Company promoted its SVP – Law and Assistant Secretary, J. Tyler Adkins, to the position of General Counsel effective August 20, 2026. Mr. Adkins will retain his position as Assistant Secretary.

The Company promoted its VP – Law, Tyler H. Fields, to the position of Assistant General Counsel effective August 20, 2026.

The Company hired Mr. Cameron H. Adkins as Director of Law, Finance, and Operations.

On August 20, 2026, the Company issued a press release (the “Press Release”) announcing the above disclosed appointments. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report.

The information set forth in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Ramaco Resources, Inc. dated August 20, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
	Name:	Randall W. Atkins
	Title:	Chairman and Chief Executive Officer

Date: August 20, 2026

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